UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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ORIGO ACQUISITION CORPORATION
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ORIGO ACQUISITION CORPORATION

708 THIRD AVENUE

NEW YORK, NEW YORK 10017

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 10, 2017

TO THE SHAREHOLDERS OF ORIGO ACQUISITION CORPORATION:

You are cordially invited to attend the extraordinary general meeting (the “extraordinary general meeting”) of shareholders of Origo Acquisition Corporation (“Origo,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. EST on March 10, 2017 at the offices of Origo’s counsel Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend (the “Extension Amendment”) Origo’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which Origo has to consummate a business combination (the “Extension”) up to September 12, 2017 (the “Extended Date”); and

•	a proposal to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment (the “Adjournment Proposal”).

Each of the Extension Amendment and the Adjournment Proposal is more fully described in the accompanying proxy statement. If the Extension Amendment is approved, holders of ordinary shares issued in the Company’s initial public offering (the “IPO”, and such shares sold in the IPO are referred to as the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account (the “Conversion”) established at the time of the IPO (the “trust account”). The Conversion shall take effect as a repurchase as a matter of Cayman Islands law.

Origo’s charter provides that Origo has until March 12, 2017 to complete an initial business combination. Since the completion of the IPO, we have been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of our IPO, we began to search for an appropriate business combination target. During the process, we relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms.

On December 19, 2016, we entered into a Merger Agreement (the “Merger Agreement”) with Aina Le’a Inc., a Delaware corporation (“Aina Le’a”), Aina Le’a Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Aina Le’a (“Merger Sub”), and Jose Aldeanueva, in the capacity as the representative for the shareholders of Origo as of the Effective Time (as defined below) (the “OAC Representative”).

Aina Le’a is a residential and commercial real estate developer of distinctive master-planned communities in Hawaii. Aina Le’a’s principal development project is a 1,099-acre residential and commercial master planned community called The Villages of Aina Le’a (“The Villages”). Located within the resort area on the Kohala Coast on the west coast of Hawaii’s “Big Island”, The Villages will offer a combination of single family home sites, local family townhouses, luxury townhouses, and estate lots, as well as a retail and commercial center, and golf course with lodge. Sloping elevations of approximately 150-550 feet above sea level will provide approximately 70% of all lots with sweeping ocean views of the Big Island’s famed “Gold Coast.” The development’s close proximity to Queen Kaahumanu Highway offers easy access to top beaches, restaurants, shopping, and the airport. The development plan for The Villages is structured in three phases, with Phase I construction underway. Phase I is comprised of a 61-acre development consisting of townhouse units, luxury villas, and single family lots.

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Origo will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, Origo will cease to exist and the holders of Origo equity securities and warrants, options and rights to acquire or convert into Origo equity securities will convert into Aina Le’a equity securities and warrants, options and rights to acquire or convert into Aina Le’a equity securities. More specifically, at the effective time of the Merger (the “Effective Time”):

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o	all the issued and outstanding Origo ordinary shares, par value $0.0001 per share (each, an “Origo Ordinary Share”), will no longer be outstanding and will automatically be cancelled in exchange for the right of the holder thereof to receive for each Origo Ordinary Share held 0.600 shares (the “Per Share Merger Consideration”) of Aina Le’a common stock, par value $0.001 per share (“AL Common Stock”);

o	each outstanding right to receive 1/10th of an Origo Ordinary Share upon the closing of Origo’s initial business combination (an “Origo Right”) that was included as part of Origo’s units (an “Origo Unit”) sold in the IPO and private placement will be converted into 1/10th of an Origo Ordinary Share at the Effective Time and be converted into AL Common Stock on the basis of the Per Share Merger Consideration with the other outstanding Origo Ordinary Shares;

o	all outstanding warrants to acquire Origo Ordinary Shares (“Origo Warrants”) will be automatically cancelled and replaced with warrants to acquire AL Common Stock (“Replacement Warrants”), with the number of shares and exercise price thereunder equitably adjusted based on the Per Share Merger Consideration;

o	each outstanding unseparated Origo Unit will automatically separate immediately prior to the Effective Time into an Origo Ordinary Share, an Origo Warrant and an Origo Right, and convert into the applicable Merger consideration;

o	the unit purchase options granted to Early Bird Capital, Inc. in connection with the IPO will convert into a replacement option from Aina Le’a to acquire AL Common Stock and Replacement Warrants, with the number of shares and exercise price thereunder equitably adjusted based on the Per Share Merger Consideration; and

o	holders of Origo’s outstanding convertible promissory notes, if converted in connection with the Closing, will receive AL Common Stock and Replacement Warrants for such conversion in lieu of Origo Units based on the Per Share Merger Consideration.

However, the Company will not be able to complete the Merger by March 12, 2017. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that Origo has to consummate a business combination to the Extended Date in order to consummate the Merger or another business combination.

Holders of public shares may elect to convert their shares in connection with the Extension Amendment so long as they vote for or against the Extension Amendment. Origo estimates that the per-share pro rata portion of the trust account will be approximately $[●] at the time of the extraordinary general meeting. The closing price of Origo’s ordinary shares on February [●], 2017 was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $[●] more than if he, she or it sold its shares in the open market. Origo cannot assure shareholders that they will be able to sell their ordinary shares of Origo in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Origo’s officers and directors (“Current Management”) have agreed to contribute to us as a loan $[●] for each public share that is not converted, for each calendar month (commencing on March 12, 2017 and on the 12th day of each subsequent month), or portion thereof, that is needed by Origo to complete the Merger or another business combination from March 12, 2017 (the date by which Origo is currently required to complete its business combination) until the Extended Date (the “Contribution”). For example, if Origo takes until September 12, 2017 to complete its business combination, which would represent six calendar months, Origo’s insiders would make aggregate Contributions of approximately $[●] (assuming no public shares were converted) (the “Contribution”). Each Contribution will be deposited in the trust account established in connection with the IPO within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Origo takes the full time through the Extended Date to complete the initial business combination, the conversion amount per share at the meeting for such business combination or Origo’s subsequent liquidation will be approximately $[●] per share, in comparison to the current conversion amount of $10.50 per share (assuming no public shares were converted). The Contribution is conditional upon the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to the Current Management upon consummation of an initial business combination. If Current Management advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our charter. Current Management will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.

If the Extension Amendment is not approved, as contemplated by our IPO prospectus and in accordance with our charter, we will automatically wind up, dissolve and liquidate in accordance with our charter.

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Subject to the foregoing, the affirmative vote of 66-2/3% of Origo’s outstanding ordinary shares who attend and vote at the extraordinary general meeting for the Extension Amendment will be required to approve the Extension Amendment. For the Adjournment Proposal, the Board will exercise its powers in relation to such matters in accordance with the affirmative vote of a majority of votes cast at the meeting. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the extraordinary general meeting will be required to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment.

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The Origo board of directors has fixed the close of business on February 17, 2017 as the date for determining Origo shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof.  Only holders of record of Origo ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof.

After careful consideration of all relevant factors, Origo’s board of directors has determined that the Extension Amendment and the Adjournment Proposal are fair to and in the best interests of Origo and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment and the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Adjournment Proposal and the extraordinary general meeting.  Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

February [●], 2017	By Order of the Board of Directors

Edward J. Fred
Chief Executive Officer and Director

Your vote is important.  Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting.  If you are a shareholder of record, you may also cast your vote in person at the extraordinary general meeting.  If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on March 10, 2017: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/origoacquisitioncorp/2017.

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ORIGO ACQUISITION CORPORATION

708 THIRD AVENUE

NEW YORK, NEW YORK 10017

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 10, 2017

PROXY STATEMENT

The extraordinary general meeting (the “extraordinary general meeting”) of shareholders of Origo Acquisition Corporation (“Origo,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. EST on March 10, 2017, at the offices of Origo’s counsel Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend (the “Extension Amendment”) Origo’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which Origo has to consummate a business combination (the “Extension”) up to September 12, 2017 (the “Extended Date”); and

•	a proposal to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment (the “Adjournment Proposal”).

Each of the Extension Amendment and the Adjournment Proposal is more fully described in the accompanying proxy statement. If the Extension Amendment is approved, holders of ordinary shares issued in the Company’s initial public offering (the “IPO”, and such shares sold in the IPO are referred to as the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account (the “Conversion”) established at the time of the IPO (the “trust account”). The Conversion shall take effect as a repurchase as a matter of Cayman Islands law.

On December 19, 2016, we entered into a Merger Agreement (the “Merger Agreement”) with Aina Le’a Inc., a Delaware corporation (“Aina Le’a”), Aina Le’a Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Aina Le’a (“Merger Sub”), and Jose Aldeanueva, in the capacity as the representative for the shareholders of Origo as of the Effective Time (as defined below) (the “OAC Representative”).

Aina Le’a is a residential and commercial real estate developer of distinctive master-planned communities in Hawaii. Aina Le’a’s principal development project is a 1,099-acre residential and commercial master planned community called The Villages of Aina Le’a (“The Villages”). Located within the resort area on the Kohala Coast on the west coast of Hawaii’s “Big Island”, The Villages will offer a combination of single family home sites, local family townhouses, luxury townhouses, and estate lots, as well as a retail and commercial center, and golf course with lodge. Sloping elevations of approximately 150-550 feet above sea level will provide approximately 70% of all lots with sweeping ocean views of the Big Island’s famed “Gold Coast.” The development’s close proximity to Queen Kaahumanu Highway offers easy access to top beaches, restaurants, shopping, and the airport. The development plan for The Villages is structured in three phases, with Phase I construction underway. Phase I is comprised of a 61-acre development consisting of townhouse units, luxury villas, and single family lots.

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Origo will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, Origo will cease to exist and the holders of Origo equity securities and warrants, options and rights to acquire or convert into Origo equity securities will convert into Aina Le’a equity securities and warrants, options and rights to acquire or convert into Aina Le’a equity securities. More specifically, at the effective time of the Merger (the “Effective Time”):

o	all the issued and outstanding Origo ordinary shares, par value $0.0001 per share (each, an “Origo Ordinary Share”), will no longer be outstanding and will automatically be cancelled in exchange for the right of the holder thereof to receive for each Origo Ordinary Share held 0.600 shares (the “Per Share Merger Consideration”) of Aina Le’a common stock, par value $0.001 per share (“AL Common Stock”);

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o	each outstanding right to receive 1/10th of an Origo Ordinary Share upon the closing of Origo’s initial business combination (an “Origo Right”) that was included as part of Origo’s units (an “Origo Unit”) sold in the IPO and private placement will be converted into 1/10th of an Origo Ordinary Share at the Effective Time and be converted into AL Common Stock on the basis of the Per Share Merger Consideration with the other outstanding Origo Ordinary Shares;

o	all outstanding warrants to acquire Origo Ordinary Shares (“Origo Warrants”) will be automatically cancelled and replaced with warrants to acquire AL Common Stock (“Replacement Warrants”), with the number of shares and exercise price thereunder equitably adjusted based on the Per Share Merger Consideration;

o	each outstanding unseparated Origo Unit will automatically separate immediately prior to the Effective Time into an Origo Ordinary Share, an Origo Warrant and an Origo Right, and convert into the applicable Merger consideration;

o	the unit purchase options granted to Early Bird Capital, Inc. in connection with the IPO will convert into a replacement option from Aina Le’a to acquire AL Common Stock and Replacement Warrants, with the number of shares and exercise price thereunder equitably adjusted based on the Per Share Merger Consideration; and

o	holders of Origo’s outstanding convertible promissory notes, if converted in connection with the Closing, will receive AL Common Stock and Replacement Warrants for such conversion in lieu of Origo Units based on the Per Share Merger Consideration.

However, the Company will not be able to complete the Merger by March 12, 2017. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that Origo has to consummate a business combination to the Extended Date in order to consummate the Merger or another business combination.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, after taking into account the Conversion.

If the Extension Amendment is not approved, we will automatically wind up, liquidate and dissolve starting on March 12, 2017, as contemplated by our IPO prospectus and in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable and working capital released to the Company, divided by the number of then outstanding public shares.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their initial shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Origo’s rights or warrants, which will expire worthless in the event we wind up.

If the Extension Amendment is approved, the Current Management has agreed to contribute to us as a loan $[●] for each public share that is not converted, for each calendar month, or portion thereof, that is needed by Origo to complete the Merger or another business combination from March 12, 2017 (the date by which Origo is currently required to complete its business combination) until the Extended Date. For example, if Origo takes until September 12, 2017 to complete its business combination, which would represent six calendar months, Origo’s insiders would make aggregate Contributions of approximately $[●] (assuming no public shares were converted) (the “Contribution”). Each Contribution will be deposited in the trust account established in connection with the IPO within seven calendar days of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Origo takes the full time through the Extended Date to complete the initial business combination, the conversion amount per share at the meeting for such business combination or Origo’s subsequent liquidation will be approximately $[●] per share, in comparison to the current conversion amount of $10.50 per share (assuming no public shares were converted). The Contribution is conditional upon the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to the Current Management upon consummation of an initial business combination. If Current Management advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our charter. Current Management will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.

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If there is no Extension and Origo dissolves and liquidates, Edward Fred, our chief executive officer and director, has agreed that he will be liable to pay debts and obligations to third parties or target businesses that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of the IPO not held in the trust account but only if, and to the extent, that the claims would otherwise reduce the amount in the trust account payable to its public shareholders in the event of a liquidation, and only if such a third party or prospective target business does not execute a waiver. There is no assurance, however, that he will be able to satisfy those obligations. Based on the cash available to Origo outside of its trust account for working capital and Origo’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that Mr. Fred will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $[●] per share. Nevertheless, Origo cannot assure you that the per share distribution from the trust account, if Origo liquidates, will not be less than approximately $[●] due to unforeseen claims of creditors.

Holders of public shares may elect to convert their shares in connection with the Extension Amendment whether they vote for or against the Extension Amendment. If the Extension Amendment is approved, such approval will constitute consent for Origo to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount.  The remainder of such funds, plus the Contribution, shall remain in the trust account. Holders of public shares who do not convert their public shares now, will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved. At the time the Extension Amendment becomes effective, the Company will also amend the trust account agreement to (i) permit the withdrawal of the Withdrawal Amount from the trust account and (ii) extend the date on which to liquidate the trust account to the Extended Date.

You are also being asked to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment.

The record date for the extraordinary general meeting is February 17, 2017.  Record holders of Origo ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the extraordinary general meeting.  On the record date, there were 4,445,005 outstanding ordinary shares of Origo including 3,109,005 outstanding public shares.  Origo’s rights and warrants do not have voting rights.

This proxy statement contains important information about the extraordinary general meeting and the proposals.  Please read it carefully and vote your shares.

This proxy statement is dated February [●], 2017 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss.  They do not contain all of the information that may be important to you.  You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?

A.   Origo is a blank check company formed in August 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.  In December 2014, Origo consummated its IPO from which it derived gross proceeds of approximately $42,000,000, including proceeds from the partial exercise of the underwriters’ over-allotment option.  In June 2016, the Company’s shareholders approved a proposal to extend the date by which the Company had to consummate a business combination from June 12, 2016 to December 12, 2016 (the “Initial Extension”). In December 2016, the Company’s shareholders approved a proposal to futher extend the date by which the Company had to consummate a business combination from December 12, 2016 to March 12, 2017 (the “Second Extension”). Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of ordinary shares sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, after the Second Extension, March 12, 2017).  The board of directors believes that it is in the best interests of the shareholders to continue Origo’s existence until the Extended Date in order to allow Origo more time to complete the Merger or another initial business combination.

You are also being asked to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment.

Q.	What is being voted on?

A.   You are being asked to vote on:

•      a proposal to amend Origo’s charter to extend the date by which Origo has to consummate a business combination up to September 12, 2017 (the “Extended Date”); and

•      a proposal to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment.

The Extension Amendment is essential to the overall implementation of the board of directors’ plan to complete the Merger or another business combination.

If the Extension Amendment is approved, holders of public shares may elect to convert their public shares into their pro rata portion of the funds held in the trust account. Accordingly, the approval will constitute consent for Origo to remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares, deliver to the holders of such converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account, plus the Contribution (as described below).

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We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, after taking into account the public shares that holders elected to convert into their pro rata portion of the funds held in the trust account (the “Conversion”). The Conversion shall take effect as a repurchase as a matter of Cayman Islands law.

If the Extension Amendment is not approved, we will automatically wind up, liquidate and dissolve starting on March 12, 2017, in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable and working capital released to the Company, divided by the number of then outstanding public shares.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their initial shares.  There will be no distribution from the trust account with respect to our rights or warrants, which will expire worthless in the event we wind up.  Origo will pay the costs of liquidation from its remaining assets outside of the trust account.  If such funds are insufficient, Edward Fred has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and agreed not to seek repayment of such expenses.

You are also being asked to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment.

Q.	Why is the Company proposing the Extension Amendment?

A.  Origo’s charter provides for the return of the IPO proceeds held in trust to the holders of ordinary shares sold in the IPO if there is no qualifying business combination(s) consummated on or before March 12, 2017.

On December 19, 2016, we entered into a Merger Agreement (the “Merger Agreement”) with Aina Le’a Inc., a Delaware corporation (“Aina Le’a”), Aina Le’a Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Aina Le’a (“Merger Sub”), and Jose Aldeanueva, in the capacity as the representative for the shareholders of Origo as of the Effective Time (as defined below) (the “OAC Representative”).

Aina Le’a is a residential and commercial real estate developer of distinctive master-planned communities in Hawaii. Aina Le’a’s principal development project is a 1,099-acre residential and commercial master planned community called The Villages of Aina Le’a (“The Villages”). Located within the resort area on the Kohala Coast on the west coast of Hawaii’s “Big Island”, The Villages will offer a combination of single family home sites, local family townhouses, luxury townhouses, and estate lots, as well as a retail and commercial center, and golf course with lodge. Sloping elevations of approximately 150-550 feet above sea level will provide approximately 70% of all lots with sweeping ocean views of the Big Island’s famed “Gold Coast.” The development’s close proximity to Queen Kaahumanu Highway offers easy access to top beaches, restaurants, shopping, and the airport. The development plan for The Villages is structured in three phases, with Phase I construction underway. Phase I is comprised of a 61-acre development consisting of townhouse units, luxury villas, and single family lots.

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Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Origo will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, Origo will cease to exist and the holders of Origo equity securities and warrants, options and rights to acquire or convert into Origo equity securities will convert into Aina Le’a equity securities and warrants, options and rights to acquire or convert into Aina Le’a equity securities. More specifically, at the effective time of the Merger (the “Effective Time”):

o     all the issued and outstanding Origo ordinary shares, par value $0.0001 per share (each, an “Origo Ordinary Share”), will no longer be outstanding and will automatically be cancelled in exchange for the right of the holder thereof to receive for each Origo Ordinary Share held 0.600 shares (the “Per Share Merger Consideration”) of Aina Le’a common stock, par value $0.001 per share (“AL Common Stock”);

o     each outstanding right to receive 1/10th of an Origo Ordinary Share upon the closing of Origo’s initial business combination (an “Origo Right”) that was included as part of Origo’s units (an “Origo Unit”) sold in its initial public offering (the “IPO”) and private placement will be converted into 1/10th of an Origo Ordinary Share at the Effective Time and be converted into AL Common Stock on the basis of the Per Share Merger Consideration with the other outstanding Origo Ordinary Shares;

o     all outstanding warrants to acquire Origo Ordinary Shares (“Origo Warrants”) will be automatically cancelled and replaced with warrants to acquire AL Common Stock (“Replacement Warrants”), with the number of shares and exercise price thereunder equitably adjusted based on the Per Share Merger Consideration;

o     each outstanding unseparated Origo Unit will automatically separate immediately prior to the Effective Time into an Origo Ordinary Share, an Origo Warrant and an Origo Right, and convert into the applicable Merger consideration;

o     the unit purchase options granted to Early Bird Capital, Inc. in connection with the IPO will convert into a replacement option from Aina Le’a to acquire AL Common Stock and Replacement Warrants, with the number of shares and exercise price thereunder equitably adjusted based on the Per Share Merger Consideration; and

o     holders of Origo’s outstanding convertible promissory notes, if converted in connection with the Closing, will receive AL Common Stock and Replacement Warrants for such conversion in lieu of Origo Units based on the Per Share Merger Consideration.

However, the Company will not be able to complete the Merger by March 12, 2017. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that Origo has to consummate a business combination to the Extended Date in order to consummate the Merger or another business combination.

Accordingly, the Company’s Board is proposing the Extension Amendment to extend the Company’s corporate existence until the Extended Date and to allow for the Conversion.

You are not being asked to vote on the Merger or any other proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares at this time, you will retain the right to vote on the Merger or any other proposed business combination when and if one is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event the Merger or another proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

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Q.	Why should I vote for the Extension Amendment?

A.   Origo’s board of directors believes shareholders will benefit from Origo consummating the Merger or another business combination and is proposing the Extension Amendment to extend the date by which Origo has to complete a business combination until the Extended Date.  The Extension would give Origo a longer period of time to complete the Merger or another initial business combination.

Holders of public shares may elect to convert their shares in connection with the Extension Amendment whether they vote for or against the Extension Amendment. Pursuant to our charter, shareholders have the right to convert their public shares into a pro rata portion of the funds held in the trust account in connection with the Extension. This allows shareholders that are not in favor of the Extension to receive their portion of the trust account currently contemplated by our charter.

As a result, Origo’s board of directors recommends that you vote in favor of the Extension Amendment.

Q.	How do the Origo insiders intend to vote their shares?

A.   All of Origo’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment and the Adjournment Proposal.

Origo’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to convert the initial shares. Shares purchased on the open market by Origo’s directors, executive officers and their respective affiliates may be converted. On the record date, Origo’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 1,050,000 initial shares, representing approximately 23.6% of Origo’s issued and outstanding ordinary shares. Origo’s directors, executive officers, initial shareholders and their affiliates did not beneficially own any public shares as of such date.

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Origo’s directors, executive officers, initial shareholders and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment. Any public shares held by or subsequently purchased by affiliates of Origo may be voted in favor of the Extension Amendment.

Q.	What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment is approved?

A.  If the Extension Amendment is approved, the Current Management has agreed to make the Contribution of $[●] for each public share that is not converted, for each calendar month, or portion thereof, that is needed by Origo to complete the Merger or another business combination from March 12, 2017 (the date by which Origo is currently required to complete its business combination) until the Extended Date (the “Contribution”). For example, if Origo takes until September 12, 2017 to complete its business combination, which would represent six calendar months, Origo’s insiders would make aggregate Contributions of approximately $[●] (assuming no public shares were converted). Each Contribution will be deposited in the trust account established in connection with Origo’s initial public offering within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Origo takes the full time through the Extended Date to complete the initial business combination, the conversion amount per share at the meeting for such business combination or Origo’s subsequent liquidation will be approximately $[●] per share, in comparison to the current conversion amount of $10.50 per share (assuming no public shares were converted). The Contribution is a condition to the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to the Current Management upon consummation of an initial business combination. If Current Management advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our charter. Current Management will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.

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Q.	What vote is required to adopt the Extension Amendment and the Adjournment Proposal?

A.  Approval of the Extension Amendment will require a special resolution under Cayman Islands law and our charter. A special resolution is a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting.

For the Adjournment Proposal, the Board will exercise its powers in relation to such matters in accordance with the affirmative vote of a majority of votes cast at the meeting. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the extraordinary general meeting will be required to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment.

Q.	What if I don’t want to vote for the Extension Amendment?	A. If you do not want the Extension Amendment to be approved, you must vote against the Extension Amendment. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting holders.

Q.	Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, Origo does not anticipate, but is not prohibited from, seeking any further extension to consummate the Merger or another business combination. Origo has provided that all holders of public shares, whether they vote for or against the Extension Amendment, may elect to convert their public shares into their pro rata portion of the trust account and should receive the funds shortly after the extraordinary general meeting. Those holders of public shares who elect not to convert their shares now shall retain conversion rights with respect to future business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date.

Q.	What happens if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved, we will automatically liquidate, wind up and dissolve starting on March 12, 2017 in accordance with our charter. Origo’s initial shareholders waived their rights to participate in any liquidation distribution with respect to their initial shares. There will be no distribution from the trust account with respect to our rights or warrants which will expire worthless in the event we wind up. Origo will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, Edward Fred has agreed to advance us the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

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Q.	If the Extension Amendment is approved, what happens next?

A.  If the Extension Amendment is approved, the Company and its management have until the Extended Date to complete its initial business combination.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

If the Extension Amendment is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Origo’s ordinary shares held by Origo’s officers, directors, initial shareholders and their affiliates.

Q.	Who bears the cost of soliciting proxies?	A. The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $5,500 and expenses, for its services in connection with the extraordinary general meeting.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Origo’s secretary prior to the date of the extraordinary general meeting or by voting in person at the extraordinary general meeting. Attendance at the extraordinary general meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Origo located at 708 Third Avenue, New York, NY 10017, Attn: Corporate Secretary.

Q.	How are votes counted?

A.  Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR,” “AGAINST” and “ABSTAIN” votes.  The Extension Amendment must be approved by a special resolution (requiring at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting). The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the extraordinary general meeting will be required to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment.

Abstentions (but not broker non-votes) will be counted towards the quorum requirement but will not count as votes for the purposes of the voting threshold.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms.  These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. We believe the proposals presented to the shareholders at the extraordinary general meeting will be considered non-discretionary and therefore your broker cannot vote your shares without your instruction.

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Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A. Your broker cannot vote your shares unless you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Q.	What is a quorum requirement?

A.  A quorum of shareholders is necessary to hold a valid meeting.  The presence in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, of the holders of a majority of the outstanding ordinary shares of Origo constitutes a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the extraordinary general meeting.  Abstentions (but not broker non-votes) will be counted towards the quorum requirement but will not count as votes for the purposes of the voting threshold.  If there is no quorum present within half an hour of the time appointed for the meeting, the meeting shall stand adjourned to the same day in the next week at the same time and place or to such other day, time and place as the directors may determine.

Q.	Who can vote at the extraordinary general meeting?

A.  Only holders of record of Origo’s ordinary shares at the close of business on February 17, 2017 are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof.  On this record date, 4,445,005 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.  If on the record date your shares were registered directly in your name with Origo’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record.  As a shareholder of record, you may vote in person at the extraordinary general meeting or vote by proxy.  Whether or not you plan to attend the extraordinary general meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the extraordinary general meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the board recommend voting for the approval of the Extension Amendment and the Adjournment Proposal?	A. Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Extension Amendment and the Adjournment Proposal are fair to and in the best interests of Origo and its shareholders. The board of directors recommends that Origo’s shareholders vote “FOR” the Extension Amendment and the Adjournment Proposal.

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Q.	What interests do the Company’s current and former directors and officers have in the approval of the proposals?	A. Origo’s current and former directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company and loans by them that will not be repaid or converted into additional securities in the event of our winding up. See the section entitled “The Extension Amendment—Interests of Origo’s Current and Former Directors and Officers.”

Q.	What if I object to the Extension Amendment? Do I have appraisal rights?	A. Origo shareholders do not have appraisal rights in connection with the Extension Amendment under the Companies Law (2016 Revision) of the Cayman Islands (the “Companies Law”).

Q.	What happens to the Origo rights and warrants if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved, we will automatically wind up, liquidate and dissolve effective starting on March 12, 2017. In such event, your rights and warrants will become worthless.

Q.	What happens to the Origo rights and warrants if the Extension Amendment is approved?	A. If the Extension Amendment is approved, Origo will continue to attempt to consummate the Merger or another initial business combination with potential targets until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

Q.	What do I need to do now?	A. Origo urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a Origo shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A.  If you are a holder of record of Origo ordinary shares, you may vote in person at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting.  Whether or not you plan to attend the extraordinary general meeting in person, we urge you to vote by proxy to ensure your vote is counted.  You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.  You may still attend the extraordinary general meeting and vote in person if you have already voted by proxy.

If your shares of Origo are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the extraordinary general meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q.	How do I convert my shares of Origo ordinary shares?

A.  If the Extension is implemented, each public shareholder who votes for or against the Extension Amendment may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid and funds released to the Company for working capital, calculated as if they had sought conversion of their shares in connection with any proposed business combination proposal. You will also be able to convert your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

To demand conversion, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension. Any conversion referred to herein shall take effect as a repurchase of shares as a matter of Cayman Islands law.

In connection with tendering your shares for conversion, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com , prior to the vote at the extraordinary general meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Origo shares.

Q.	Who is paying for this proxy solicitation?

A.  Origo will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.  These parties will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $5,500 and expenses, for its services in connection with the extraordinary general meeting.

Q.	Who can help answer my questions?

A.  If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Origo Acquisition Corporation

708 Third Avenue

New York, New York 10017

Attn: Jose M. Aldeanueva

Telephone: (212) 634-4512

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or:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free:  (877) 870-8565

Collect:  (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements.  You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words.  You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders.  However, there may be events in the future that we are not able to predict accurately or over which we have no control.  The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Origo’s ability to finance and consummate any proposed business combination.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Origo or any person acting on Origo’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable laws and regulations, Origo undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

We are a Cayman Islands exempted company incorporated on August 26, 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In December 2014, we consummated our IPO of 4,200,000 units, including 200,000 units under the underwriters’ over-allotment option, with each unit consisting of one ordinary share, one right to receive one-tenth of one ordinary share upon consummation of a business combination and one warrant to purchase one-half of one ordinary share at a price of $11.50 per full share.  The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $42,000,000.

Prior to our IPO, our initial shareholders purchased an aggregate of 1,050,000 initial shares from us for an aggregate of $25,000, and simultaneously with the consummation of the IPO, the insiders and the underwriters in the IPO purchased an aggregate of 286,000 units (the “private units”), of which our initial shareholders purchased 265,000 private units and the underwriters purchased 21,000 private units, all for an aggregate of $2,860,000.  The net proceeds of the IPO plus the proceeds of the sale of the private units were deposited in the trust account.

On June 10, 2016, the Company held an extraordinary general meeting of shareholders (the “Initial Meeting”). At the Initial Meeting, the shareholders approved each of the following items: (i) the Initial Extension (ii) an amendment to the amended and restated memorandum and articles of association (the “charter”) to allow the holders of public shares to elect to convert their public shares into their pro rata portion of the funds held in the Trust Account and (iii) to change the Company’s name from “CB Pharma Acquisition Corp.” to “Origo Acquisition Corporation”. Under Cayman Islands law, the amendments to the charter took effect upon their approval.

On May 20, 2016, we entered into an agreement (the “Transfer Agreement”) with the holders of the 1,050,000 ordinary shares issued by us prior to the IPO (such shares being referred to as the “initial shares” and the holders of the initial shares (including the transferees described herein) being referred to as the “initial shareholders”) and each of EJF Opportunities, LLC, Stephen B. Pudles, Jose M. Aldeanueva, Jeffrey J. Gutovich Profit Sharing Plan and Barry Rodgers (collectively being referred to as the “investors”) pursuant to which the initial shareholders transferred to the investors the 1,050,000 initial shares held by them. Our former directors also (i) appointed Edward J. Fred, Jose M. Aldeanueva, Stephen B. Pudles, Jeffrey J. Gutovich and Barry Rodgers as members of our board of directors and Messrs. Fred and Aldeanueva as Chief Executive Officer and President and Chief Financial Officer, Treasurer and Secretary of the Company, respectively (such new officers and directors collectively referred to herein as the “Current Management”), and (ii) tendered their resignations to be effective upon approval of the prior extension amendment in June 2016.

At the Initial Meeting, shareholders holding 1,054,401 public shares exercised their right to convert such public shares into a pro rata portion of the trust account. As a result, approximately $10.76 million (or approximately $10.20 per share) was removed from the trust account to pay such holders. In connection with the Initial Extension, the Current Management of the Company provided a loan to the Company of $0.20 for each public share that was not converted, for an aggregate amount of approximately $629,000, and deposited in the trust account.

On December 12, 2016, the Company held an annual general meeting of shareholders (the “Second Meeting”). At the Second Meeting, the shareholders approved the Second Extension. At the Second Meeting, shareholders holding 36,594 public shares exercised their right to convert such public shares into a pro rata portion of the trust account. Because the Second Extension was approved, the Current Management of the Company provided a loan to the Company of $0.10 for each public share that was not converted, for an aggregate amount of approximately $310,900, and deposited in the trust account. In addition to the aforementioned contribution, Current Management subsequently loaned the Company an additional $134,100 for the Company’s working capital needs, for an aggregate of approximately $1.4 million loaned to the Company, which, with interest, will equal $1.5 million at the time of repayment.  If the Extension Amendment is not approved, the loans will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company had funds available to it outside of the trust account.

As of February [●], 2017, Origo had approximately $[●] million, representing approximately $[●] per share of cash in the trust account.

The mailing address of Origo’s principal executive office is 708 Third Avenue, New York, NY 10017, and its telephone number is (212) 634-4512.

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THE EXTENSION AMENDMENT

The Extension Amendment Proposal

Origo is proposing to amend its charter to extend the date by which Origo has to consummate a business combination to the Extended Date.

On December 19, 2016, we entered into a Merger Agreement (the “Merger Agreement”) with Aina Le’a Inc., a Delaware corporation (“Aina Le’a”), Aina Le’a Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Aina Le’a (“Merger Sub”), and Jose Aldeanueva, in the capacity as the representative for the shareholders of Origo as of the Effective Time (as defined below) (the “OAC Representative”).

Aina Le’a is a residential and commercial real estate developer of distinctive master-planned communities in Hawaii. Aina Le’a’s principal development project is a 1,099-acre residential and commercial master planned community called The Villages of Aina Le’a (“The Villages”). Located within the resort area on the Kohala Coast on the west coast of Hawaii’s “Big Island”, The Villages will offer a combination of single family home sites, local family townhouses, luxury townhouses, and estate lots, as well as a retail and commercial center, and golf course with lodge. Sloping elevations of approximately 150-550 feet above sea level will provide approximately 70% of all lots with sweeping ocean views of the Big Island’s famed “Gold Coast.” The development’s close proximity to Queen Kaahumanu Highway offers easy access to top beaches, restaurants, shopping, and the airport. The development plan for The Villages is structured in three phases, with Phase I construction underway. Phase I is comprised of a 61-acre development consisting of townhouse units, luxury villas, and single family lots.

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Origo will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, Origo will cease to exist and the holders of Origo equity securities and warrants, options and rights to acquire or convert into Origo equity securities will convert into Aina Le’a equity securities and warrants, options and rights to acquire or convert into Aina Le’a equity securities. More specifically, at the effective time of the Merger (the “Effective Time”):

o	all the issued and outstanding Origo ordinary shares, par value $0.0001 per share (each, an “Origo Ordinary Share”), will no longer be outstanding and will automatically be cancelled in exchange for the right of the holder thereof to receive for each Origo Ordinary Share held 0.600 shares (the “Per Share Merger Consideration”) of Aina Le’a common stock, par value $0.001 per share (“AL Common Stock”);

o	each outstanding right to receive 1/10th of an Origo Ordinary Share upon the closing of Origo’s initial business combination (an “Origo Right”) that was included as part of Origo’s units (an “Origo Unit”) sold in its initial public offering (the “IPO”) and private placement will be converted into 1/10th of an Origo Ordinary Share at the Effective Time and be converted into AL Common Stock on the basis of the Per Share Merger Consideration with the other outstanding Origo Ordinary Shares;

o	all outstanding warrants to acquire Origo Ordinary Shares (“Origo Warrants”) will be automatically cancelled and replaced with warrants to acquire AL Common Stock (“Replacement Warrants”), with the number of shares and exercise price thereunder equitably adjusted based on the Per Share Merger Consideration;

o	each outstanding unseparated Origo Unit will automatically separate immediately prior to the Effective Time into an Origo Ordinary Share, an Origo Warrant and an Origo Right, and convert into the applicable Merger consideration;

o	the unit purchase options granted to Early Bird Capital, Inc. in connection with the IPO will convert into a replacement option from Aina Le’a to acquire AL Common Stock and Replacement Warrants, with the number of shares and exercise price thereunder equitably adjusted based on the Per Share Merger Consideration; and

o	holders of Origo’s outstanding convertible promissory notes, if converted in connection with the Closing, will receive AL Common Stock and Replacement Warrants for such conversion in lieu of Origo Units based on the Per Share Merger Consideration.

However, the Company will not be able to complete the Merger by March 12, 2017. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that Origo has to consummate a business combination to the Extended Date in order to consummate the Merger or another business combination.

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If the Extension Amendment proposal is not approved, we will automatically wind up, dissolve and liquidate starting on March 12, 2017.

The board of directors believes that decisions regarding Origo’s future, such as whether to continue its existence or have its existence terminate, should be determined by Origo’s current shareholders and they should not be bound by the restrictions implemented by the shareholders at the time of the IPO or as contained in the charter.  The current shareholders should not be prohibited from amending the charter to allow Origo to continue its existence, especially since all holders of public shares are being offered the opportunity to convert their public shares and receive their pro rata portion of the trust account in connection with the approval of the proposals which will occur close in time to March 12, 2017.

 We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, after taking into account the Conversion. All holders of our public shares, whether they vote for or against the Extension Amendment, are entitled to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented.

A public shareholder’s election to convert his public shares shall constitute consent for the Company to remove the Withdrawal Amount from the trust account relating to converted public shares, deliver to the holders of such shares so tendered such pro rata portion of the trust account and leave the remainder of the funds in the trust account until the earlier to occur of (y) the completion of a business combination or (z) the Extended Date.

We estimate that the per-share pro rata portion of the trust account will be approximately $[●] at the time of the extraordinary general meeting. The closing price of our ordinary shares on February [●], 2017 was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $[●] more than if he sold his shares in the open market. The Company cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment is approved, the Current Management has agreed to make the Contribution of $[●] for each public share that is not converted, or portion thereof, that is needed by Origo to complete the Merger or another business combination from March 12, 2017 (the date by which Origo is currently required to complete its business combination) until the Extended Date (the “Contribution”). For example, if Origo takes until September 12, 2017 to complete its business combination, which would represent six calendar months, Origo’s insiders would make aggregate Contributions of approximately $[●] (assuming no public shares were converted). Each Contribution will be deposited in the trust account established in connection with Origo’s initial public offering within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Origo takes the full time through the Extended Date to complete the initial business combination, the conversion amount per share at the meeting for such business combination or Origo’s subsequent liquidation will be approximately $[●] per share, in comparison to the current conversion amount of $10.50 per share (assuming no public shares were converted). The Contribution is a condition to the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. Current Management will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.

The full text of the Extension Amendment resolution is set forth in Annex A.

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Reasons for the Extension Amendment Proposal

Origo’s IPO prospectus and charter provided that Origo had until June 12, 2016 to complete a business combination. In June 2016, the Company’s shareholders approved the Initial Extension and that date was later extended to December 12, 2016. In December 2016, the Company’s shareholders approved the Second Extension and that date was further extended to March 12, 2017. Origo and its officers and directors agreed that it would not seek to amend Origo’s charter to allow for a longer period of time to complete a business combination unless it provided dissenting holders of public shares with the right to seek conversion of their public shares in connection therewith. Origo has determined that it will not be able to consummate a business combination by March 12, 2017. Accordingly, Origo is proposing the Extension Amendment to allow for a longer period of time to complete the Merger or another business combination and comply with the IPO prospectus.

If the Extension Amendment is Not Approved

If the Extension Amendment is not approved, we will automatically wind up, dissolve and liquidate starting on March 12, 2017.

The holders of the initial shares have waived their rights to participate in any liquidation distribution with respect to such initial shares.  There will be no distribution from the trust account with respect to Origo’s rights or warrants which will expire worthless in the event we wind up.  Origo will pay the costs of liquidation from its remaining assets outside of the trust account.  If such funds are insufficient, Edward Fred has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment is Approved

If the Extension Amendment is approved, Origo will file an amendment to the charter to extend the time it has to complete a business combination until the Extended Date. Origo will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, rights and warrants will remain publicly traded.  Origo will then continue to work to consummate the Merger or another initial business combination by the Extended Date.

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You are not being asked to vote on the Merger or any other proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on the Merger or any other proposed business combination when and if one is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event the Merger or another proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment is approved, the Current Management has agreed to make the Contribution of $[●] for each public share that is not converted, or portion thereof, that is needed by Origo to complete the Merger or another business combination from March 12, 2017 (the date by which Origo is currently required to complete its business combination) until the Extended Date (the “Contribution”). For example, if Origo takes until September 12, 2017 to complete its business combination, which would represent six calendar months, Origo’s insiders would make aggregate Contributions of approximately $[●] (assuming no public shares were converted). Each Contribution will be deposited in the trust account established in connection with Origo’s initial public offering within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Origo takes the full time through the Extended Date to complete the initial business combination, the conversion amount per share at the meeting for such business combination or Origo’s subsequent liquidation will be approximately $[●] per share, in comparison to the current conversion amount of $10.50 per share (assuming no public shares were converted). The Contribution is conditional upon the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to the Current Management upon consummation of an initial business combination. If Current Management advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our charter. Current Management will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.

If the Extension Amendment is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Origo’s net asset value based on the number of shares that seek conversion.  Origo cannot predict the amount that will remain in the trust account if the Extension Amendment is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $[●] million that was in the trust account as of February [●], 2017.  However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and the Conversion (not including the Contribution).

Conversion Rights

If the Extension Amendment is approved, and the Extension is implemented, each public shareholder, whether they vote for or against the Extension Amendment, may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid and funds released to the Company for working capital, calculated as if they had voted against a business combination proposal. You will also be able to convert your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND CONVERSION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension Amendment.

In connection with tendering your shares for conversion, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment, or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the extraordinary general meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the extraordinary general meeting.

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Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the extraordinary general meeting that it does not want to convert its shares, the shareholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the extraordinary general meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public shareholder tenders shares and the Extension Amendment is not approved, these shares will not be converted and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public shareholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment would receive payment of the conversion price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are converted for cash or returned to such shareholders.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid and funds released to the Company for working capital, calculated as of two days prior to the filing of the amendment to the charter. As of the record date, this would amount to approximately $[●] per share. The closing price of Origo’s ordinary shares on February [●], 2017 was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $[●] more than if he, she or it sold their shares in the open market. Additionally, if the Extension Amendment is approved and Current Management makes the Contribution, the conversion price for any subsequent business combination or liquidation will be approximately $[●], or $[●] per share more than the current conversion price.

If you exercise your conversion rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you vote for or against the Extension Proposal, properly demand conversion and tender your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment. If the Extension Amendment is not approved, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

The Board’s Reasons for the Extension Amendment

If the Extension Amendment is approved by the requisite vote of shareholders, after the Withdrawal, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of its initial business combination. In addition, public shareholders who vote for the Extension Amendment and do not elect to exercise their conversion rights will have the opportunity to participate in any liquidation distribution if the Company has not completed a business combination by the Extended Date. However, the Company will not proceed with the Extension Amendment, if after the Conversion, the Company fails to have net tangible assets greater than $5,000,001.

Origo is not asking you to vote on the Merger or any other proposed business combination at this time. If you vote in favor of the Extension Amendment and do not elect to convert your public shares, you will retain the right to vote on the Merger or any other proposed business combination in the future and the right to convert your public shares into a pro rata portion of the trust account in the event the Merger or another proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

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As discussed above, after careful consideration of all relevant factors, Origo’s board of directors has determined that the Extension Amendment is fair to, and in the best interests of, Origo and its shareholders.  The board of directors has approved and declared advisable adoption of the Extension Amendment and recommends that you vote “FOR” such adoption.  The board of directors expresses no opinion as to whether you should convert your public shares.

Required Vote

The affirmative vote of 66-2/3% of Origo’s outstanding ordinary shares who attend and vote at the extraordinary general meeting for the Extension Amendment will be required to approve the Extension Amendment

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Amendment.  The Board expresses no opinion as to whether you should convert your public shares.

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THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the extraordinary general meeting (who has agreed to act accordingly) to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the extraordinary general meeting to approve the Extension Amendment. If the adjournment proposal is not approved by our shareholders, the chairman of the meeting shall not adjourn the extraordinary general meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the extraordinary general meeting to approve the Extension Amendment.

The full text of the Adjournment Proposal is set forth in Annex A.

Required Vote

The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the extraordinary general meeting will be required to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment.

Recommendation

The Board recommends that you vote “FOR” the adjournment proposal.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place.   The extraordinary general meeting of Origo’s shareholders will be held at 10:00 a.m., EST on March 10, 2017, at the offices of Origo’s counsel, Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the extraordinary general meeting, if you owned Origo ordinary shares at the close of business on February 17, 2017, the record date for the extraordinary general meeting.  You will have one vote per proposal for each Origo share you owned at that time.  Origo rights and warrants do not carry voting rights.

Votes Required.  Approval of the Extension Amendment proposal will require a special resolution (a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting). The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the extraordinary general meeting will be required to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment.

At the close of business on the record date, there were 4,445,005 outstanding ordinary shares of Origo each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment approved, you must vote against the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the shareholder meeting which is scheduled for March 10, 2017, you must vote for or against the Extension Amendment and demand conversion of your shares.

Proxies; Board Solicitation.  Your proxy is being solicited by the Origo board of directors on the proposal to approve the Extension Amendment being presented to shareholders at the extraordinary general meeting.  No recommendation is being made as to whether you should elect to convert your shares.  Proxies may be solicited in person or by telephone.  If you grant a proxy, you may still revoke your proxy and vote your shares in person at the extraordinary general meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $5,500 and expenses, for its services in connection with the special meeting.

Required Vote

Approval of the Extension Amendment will require a special resolution (a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting).

The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the extraordinary general meeting will be required to elect the Class A director, to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment.

All of Origo’s directors, executive officers, initial shareholders and their affiliates are expected to vote all ordinary shares owned by them in favor of the Extension Amendment and the Adjournment Proposal.  On the record date, such holders represented approximately 23.6% of Origo’s issued and outstanding ordinary shares.

In addition, Origo’s directors, executive officers, initial shareholders and their affiliates may choose to buy ordinary shares of Origo in the open market and/or through negotiated private purchases.  In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment and elected to convert their shares into a portion of the trust account.  Any ordinary shares of Origo purchased by affiliates will be voted in favor of the Extension Amendment.

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Interests of Origo’s Current Management and Prior Management

When you consider the recommendation of the Origo board of directors, you should keep in mind that Origo’s current and prior executive officers and directors, have interests that may be different from, or in addition to, your interests as a shareholder.  These interests include, among other things:

•	If the Extension Amendment is not approved and we are forced to wind up, dissolve and liquidate by March 12, 2017 in accordance with our charter, the 265,000 private units that were acquired by our prior management team simultaneously with the IPO for an aggregate purchase price of $2,650,000 will be worthless. Such units had an aggregate market value of $[●] based on the last sale price of $[●] per unit on Nasdaq on February [●], 2017;

•	If the Extension Amendment is not approved and we are forced to wind up, dissolve and liquidate by March 12, 2017 as contemplated by our IPO prospectus and in accordance with our charter, the 1,050,000 ordinary shares currently held by our Current Management (as transferees from prior management), which were initially acquired prior to the IPO by the initial shareholders for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares). Such shares had an aggregate market value of $[●] based on the last sale price of $[●] per share on Nasdaq on February [●], 2017;

•	Edward Fred, our chief executive officer and director agreed that he would be liable under certain circumstances to ensure that the proceeds in the trust account were not reduced by the claims of target businesses or vendors or other entities that were owed money by the Company for services rendered, contracted for or products sold to the Company. We cannot assure you that Mr. Fred will be able to satisfy these obligations if he is required to do so as we have not asked him to reserve any funds necessary to satisfy any such obligations;

•

All rights specified in Origo’s charter relating to the right of officers and directors to be indemnified by Origo, and of Origo’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Extension.  If the Extension is not approved and Origo liquidates, Origo will not be able to perform its obligations to its officers and directors under those provisions;

•	At the Initial Meeting, shareholders holding 1,054,401 public shares exercised their right to convert such public shares into a pro rata portion of the trust account. Because the Initial Extension was approved, the Current Management of the Company provided a loan to the Company of $0.20 for each public share that was not converted, for an aggregate amount of approximately $629,000, and deposited in the trust account. In addition to the aforementioned contribution, Current Management loaned the Company an additional $370,880 for the Company’s working capital needs, for an aggregate of $1,000,000 loaned to the Company. If the Extension Amendment is not approved, the loans will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company had funds available to it outside of the trust account;

•	At the Second Meeting, shareholders holding 36,594 public shares exercised their right to convert such public shares into a pro rata portion of the trust account. Because the Second Extension was approved, the Current Management of the Company provided a loan to the Company of $0.10 for each public share that was not converted, for an aggregate amount of approximately $310,900, and deposited in the trust account. In addition to the aforementioned contribution, Current Management subsequently loaned the Company an additional $134,100 for the Company’s working capital needs, for an aggregate of approximately $1.4 million loaned to the Company, which, with interest, will equal $1.5 million at the time of repayment. If the Extension Amendment is not approved, the loans will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company had funds available to it outside of the trust account;

•	Fortress Biotech, an affiliate of our prior management, has loaned the Company an aggregate of approximately $325,000. The loans are non-interest bearing and are payable at the consummation of a business combination. Fortress Biotech has agreed to convert the loans into additional private units at $10.00 per unit (or 32,500 units) upon consummation of an initial business combination. If the Extension Amendment is not approved, the loans will be forgiven as the Company will not be able to repay them; and

•	Origo’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Origo’s behalf, such as identifying and investigating possible business targets and business combinations. If Origo fails to obtain the Extension and is forced to wind up, dissolve and liquidate, they will not have any claim against the trust account for reimbursement. Accordingly, Origo will not be able to reimburse these expenses. Although as of the record date, Origo’s officers, directors, initial shareholders and their affiliates had not incurred any unpaid reimbursable expense, they may incur such expenses in the future.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Origo’s ordinary shares as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our current officers and directors; and

•	all current officers and directors as a group.

As of the record date, there were a total of 4,445,005 ordinary shares (including 3,109,005 public shares).  Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares of Common Stock
Edward J. Fred(2)	524,334	(2)	11.8%
Jose M. Aldeanueva(2)	117,000		2.6%
Stephen B. Pudles(2)	264,333		5.9%
Jeffrey J. Gutovich(2)	134,333	(3)	3.0%
Barry Rodgers(2)	10,000		*
Polar Securities Inc.(5)	750,000	(5)	16.9%
Woodland Partners (7)	300,000		6.7%
AQR Capital Management, LLC (8)	325,500		7.3%

All directors and executive officers as a group (five individuals)	1,050,000		23.6%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Origo Acquisition Corporation, 708 Third Avenue, New York, NY 10017.

(2)	Represents shares held by EJF Opportunities, LLC which Mr. Fred controls.

(3)	Represents shares held by the Jeffrey J. Gutovich Profit Sharing Plan which Mr. Gutovich controls.

(4)	The business address of Polar Securities Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Information derived from a Schedule 13G/A filed on December 22, 2014.

(5)	Includes Ordinary Shares held by North Pole Capital Master Fund, for which Polar Securities Inc. serves as investment manager.

(6)	The business address of Woodland Partners is 68 Wheatley Road Brookville, New York 11545. Information derived from a Schedule 13G filed on June 10, 2016.

(7)	The business address of AQR Capital Management, LLC is 24 Two Greenwich Plaza, Greenwich, CT 06830. Information derived from a Schedule 13G filed on February 2, 2016, as amended on February 14, 2017.

All of the 1,050,000 initial shares issued prior to our IPO are held in escrow with Continental Stock Transfer & Trust Company, as escrow agent, pursuant to an escrow agreement.

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SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the year 2017 annual general meeting, you need to provide it to Origo by no later than approximately August 3, 2017.  You should direct any proposals to Origo’s secretary at Origo’s principal office.

If the Extension Amendment is not approved, there will be no annual general meeting in 2017.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Origo and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Origo’s proxy statement.  Upon written or oral request, Origo will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future.  Shareholders receiving multiple copies of such documents may likewise request that Origo deliver single copies of such documents in the future.  Shareholders may notify Origo of their requests by calling or writing Origo at Origo’s principal executive offices at 708 Third Avenue, New York, NY 10017.

WHERE YOU CAN FIND MORE INFORMATION

Origo files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended.  You may read and copy reports, proxy statements and other information filed by Origo with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004.  Origo files its reports, proxy statements and other information electronically with the SEC.  You may access information on Origo at the SEC website containing reports, proxy statements and other information at http://www.sec.gov.

You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Origo Acquisition Corporation

708 Third Avenue

New York, NY 10017
Tel: (212) 634-4512

or:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free:  (877) 870-8565

Collect:  (206) 870-8565

In order to receive timely delivery of the documents in advance of the extraordinary general meeting, you must make your request for information no later than March 3, 2017.

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ANNEX A

ORIGO ACQUISITION CORPORATION

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

It is resolved as a special resolution THAT, effective upon and conditional upon receipt by the Company of the initial Contribution (as defined in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February [●], 2017), provided also that such Contribution is received on or before March 12, 2017, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending Article 48.4 by deleting the introduction of such section in its entirety and replacing it with the following:

48.4	In the event that the Company does not consummate a Business Combination by September 12, 2017:

Adjournment Proposal

It is resolved to direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

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PROXY

ORIGO ACQUISITION CORPORATION

708 THIRD AVENUE

NEW YORK, NY 10017

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

MARCH 10, 2017

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

ORIGO ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON

MARCH 10, 2017

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated February [●], 2017, in connection with the extraordinary general meeting and at any adjournments thereof (the “Meeting”) to be held at 10:00 a.m. EST on March 10, 2017 at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and hereby appoints Jose M. Aldeanueva and Edward Fred, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Origo Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Meeting with all the powers the undersigned would have if personally present.  Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS CONSTITUTING THE EXTENSION AMENDMENT AND THE ADJOURNMENT PROPOSAL CONSISTING OF PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on March 10, 2017: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/origoacquisitioncorp/2017.

	FOR	AGAINST	ABSTAIN

Proposal 1 – Extension of Corporate Life	☐	☐	☐
Amend Origo’s amended and restated memorandum and articles of association to extend the date that Origo has to consummate a business combination up to September 12, 2017.

Proposal 2 – Adjournment of the Meeting	☐	☐	☐
To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment.

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Only if you vote “FOR” or “AGAINST” Proposal Number 1 and you hold ordinary shares of the Company issued in the Company’s initial public offering, or public shares, may you exercise your conversion rights with respect to all or a portion of your public shares by marking the “Exercise Conversion Rights” box below and indicating how many public shares for which you are exercising such conversion rights in the space provided.  If you exercise your conversion rights, then you will be exchanging the indicated number of your public shares for cash and you will no longer own such public shares.   YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR SHARE CERTIFICATES REPRESENTING SUCH CONVERTED PUBLIC SHARES TO THE COMPANY’S DULY APPOINTED AGENT PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE CONVERSION RIGHTS   ☐

CONVERT _____________ PUBLIC SHARES OF THE COMPANY

Dated:	__________________________2017

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon.  If shares are held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY.  THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY   TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.  THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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